UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

JEFFERIES GROUP LLC
(Exact name of registrant as specified in its charter)

Delaware	001-14947	95-4719745
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-284-2550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
4.850% Senior Notes Due 2027	JEF/27A	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF/32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of an Acquisition or Disposition of Assets.

On November 1, 2022, Jefferies Financial Group Inc., a New York corporation, NYSE:JEF (“Jefferies”), together with certain of its subsidiaries, including the registrant, Jefferies Group LLC, a Delaware limited liability company (the “Company”), consummated several internal reorganization transactions (the “Reorganization Transactions”), including:
•
the merger of the Company and Jefferies Group Capital Finance Inc., a Delaware corporation (“JGCF”), with and into Jefferies MergerSub Inc., a New York corporation and a wholly owned subsidiary of Jefferies, with MergerSub surviving and assuming all of the assets and liabilities of the Company and JGCF by operation of law; and

•	the merger of MergerSub with and into Jefferies, with Jefferies surviving and assuming all of the assets and liabilities of the Company, JGCF and MergerSub by operation of law.

Item 3.03	Material Modification to Rights of Security Holders

As a result of the Reorganization Transactions, on November 1, 2022 Jefferies assumed and succeeded to, by operation of law, all of the outstanding debts, liabilities, obligations and duties of the Company, JGCF, and MergerSub, and such debts, liabilities, obligations and duties may be enforced against Jefferies to the same extent as if Jefferies had itself incurred or contracted all such debts, liabilities, obligations and duties.

On November 1, 2022, in connection with the Reorganization Transactions, Jefferies also entered into the First Supplemental Indenture with The Bank of New York Mellon, as trustee (the “Trustee”) (the “2022 First Supplemental Indenture”) to the Senior Debt Indenture, dated as of May 26, 2016, between the Company, JGCF and the Trustee (the “2016 Indenture”). The 2016 Indenture governs several outstanding senior debt securities, including various structured notes, of the Company and JGCF, as co-issuers (collectively, the “2016 Indenture Senior Notes”). The 2022 First Supplemental Indenture amends the 2016 Indenture to provide for Jefferies to assume all the covenants and obligations of the Company and JGCF under the 2016 Indenture and the 2016 Indenture Senior Notes, including all covenants and obligations in connection with the Listed Notes (as defined below).

The Company and JGCF are co-issuers to of the 4.850% Senior Notes due 2027 and the 2.750% Senior Notes due 2032 (the “Listed Notes”), which are both listed on the New York Stock Exchange (the “NYSE”). In connection with the Reorganization Transactions and by operation of Rule 12g-3(d) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Jefferies is the successor issuer of the Listed Notes and the Listed Notes will continue to be deemed registered under Section 12(b) of the Exchange Act and continue to be listed on the NYSE.

Item 8.01	Other Events

On November 1, 2022, Jefferies issued a press release announcing the completion of the Reorganization Transactions described in this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)
Exhibit Number	Description

99.1	Press release, dated November 1, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2022	JEFFERIES GROUP LLC

/s/ Michael J. Sharp
Michael J. Sharp
Executive Vice President, General Counsel, Secretary